Exhibit 10.22

                               SECOND AMENDMENT TO
                    AMENDED AND RESTATED FINANCING AGREEMENT


     This Second Amendment to Amended and Restated Financing Agreement ("Amendment") is entered into as of January 12, 2004, by and among FACTORY 2-U STORES, INC., a Delaware corporation ("Company"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), in its capacity as Agent for the Lenders under the Financing Agreement ("Agent"); CITBC in its capacity as the Tranche A Lender (together with any other Persons who may subsequently become a Tranche A Lender, the "Tranche A Lenders"); and GB RETAIL FUNDING, LLC, a Massachusetts limited liability company in its capacity as the Tranche B Lender (together with any other Persons who may subsequently become a Tranche B Lender, the "Tranche B Lenders" and together with the Tranche A Lenders, the "Lenders").

     A. Agent, Company and Lenders have previously entered into that certain Amended and Restated Financing Agreement dated as of April 10, 2003 (as amended and restated by that certain First Amendment to Amended and Restated Financing Agreement dated as of December 22, 2003, the "Financing Agreement"), pursuant to which the Lenders have provided Company with certain loans and other financial accommodations.

     B. Company has requested that Agent and Lenders amend the Financing Agreement pursuant to the terms and subject to the conditions set forth in this Amendment.

     C. Agent and Lenders are willing to amend the Financing Agreement on the terms and subject to the conditions set forth in this Amendment.

     NOW THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties do hereto agree as follows, effective as of the date set forth above:

     1. Definitions. Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Financing Agreement.

     2. Amendments to Financing Agreement.

          (a) Section 1 of the Financing Agreement is hereby amended by deleting the definition of "Overall Borrowing Base" in such Section in its entirety and replacing it with the following:

               "Overall Borrowing Base shall mean the Tranche A Borrowing Base."
               ----------------------

          (b) Section 1 of the Financing Agreement is hereby amended by deleting the definition of "Overall Inventory Advance Percentage" in such Section without replacement.

          (c) Section 1 of the Financing Agreement is hereby amended by deleting the definition of "Tranche B Early Termination Fee" in such Section and replacing it with the following: "Tranche B Early Termination Fee" shall mean $75,000; provided, however, that Tranche B Lender agrees that it shall pay $25,000 in outstanding legal fees due to its counsel for services rendered through January 12, 2004; and provided further, however, that Tranche B Lender's agreement to pay such legal fees shall not relieve Borrower from the obligation under the Financing Agreement to pay Tranche B Lender's legal fees and expenses for services rendered from and after January 13, 2004.

          (d) Section 1 of the Financing Agreement is hereby amended by deleting the definition of "Tranche B Fees" in such Section without replacement.

          (e) Section 8.14 of the Financing Agreement is hereby amended by deleting all language after the word "termination" in the fourth line thereof.

          (f) Section 8.15 of the Financing Agreement is hereby amended by deleting the first sentence of such Section in its entirety and replacing with the following:

               "8.15 Notwithstanding anything to the contrary as may be contained in this Agreement or any of the other Loan Documents, the full unpaid balance of Tranche B Loan I shall be due and payable on or before January 12, 2004, and the Company and the Tranche A Lenders hereby agree that, so long as no Event of Default shall have occurred and be continuing or shall result therefrom, up to $4,000,000 of such amount shall be paid on or before such date by the Tranche A Lenders on behalf of the Company as a Revolving Loan."

     3. Conditions Precedent. The effectiveness of the foregoing amendment shall be, and hereby is, subject to the fulfillment to Agent's satisfaction of the Conditions Precedent. The "Conditions Precedent" shall mean each of the following:

          (a) Receipt by Agent of this Amendment duly executed by each of the parties hereto; and

          (b) Receipt by Agent of that certain letter agreement by and among Tranche A Lender and Tranche B Lender, in form and substance satisfactory to Agent.

     5. Miscellaneous.

          (a) Reference to and Effect on the Financing Agreement.

               (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (ii) The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under the Financing Agreement or any agreement or document executed in connection therewith.

               (iii)  Upon  the  Conditions  Precedent  being  satisfied,   this
          Amendment shall be construed as one with the existing Financing Agreement, and the existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

          (b) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

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     IN WITNESS  WHEREOF,  the parties hereto have executed this Amendment as of the date first above written.

                                         Company:

                                         FACTORY 2-U STORES, INC.


                                         By: /s/Norman G. Plotkin
                                            ------------------------------------
                                         Name: Norman G. Plotkin
                                            ------------------------------------
                                         Title: Chief Executive Officer
                                            ------------------------------------


                                         Agent and Tranche A Lender:

                                         THE CIT GROUP/BUSINESS CREDIT, INC.


                                         By: /s/ Mike Richman
                                           -------------------------------------
                                         Name:  Mike Richman
                                           -------------------------------------
                                         Title: Vice President
                                           -------------------------------------


                                         Tranche B Lender:

                                         GB RETAIL FUNDING, LLC


                                          By:/s/ Larry Klaff
                                           ------------------------------------
                                          Name:  Larry Klaff
                                           -------------------------------------
                                          Title: Managing Director
                                           -------------------------------------